UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2013

 HUBEI MINKANG PHARMACEUTICAL LTD.
(Exact name of registrant as specified in its charter)

 Nevada
(State or other jurisdiction
of incorporation

 000-53231
(Commission
File Number)

 26-2410685
(IRS Employer
Identification No.)

 55 Ubi Ave. 3, #03-01, Mintwell Building
Singapore
(Address of principal executive offices)

 408864
(Zip Code)

Registrant's telephone number, including area code +65-6747-7883

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

        (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CRF 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01  Entry into a Material Definitive Agreement

On May 2, 2013, our indirect wholly-owned subsidiary, Hubei Minkang Pharmaceutical Co., Ltd. ("Hubei Minkang PRC"), and Bank of Communications Co., Ltd., Yichang Branch, ("Bank of Communications") executed a Liquid Capital Loan Contract (the "Loan Contract"), where Hubei Minkang PRC arranged to loan RMB 10,000,000 (the "Loan") to be used for purchasing medical materials and paying for utilities, which funds were withdrawn by Hubei Minkang PRC on May 17, 2013.  The Loan has a term of one year and is due on May 17, 2014 having an interest rate of 6.6% per annum, which is calculated and paid on the 20th of each month.

The foregoing description of Loan Contract does not purport to be complete and is qualified in its entirety by reference to the Loan Contract, which is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

The Loan Contract is secured maximum mortgage agreement No. A101430249 ("Maximum Mortgage Agreement #1") and maximum mortgage agreement No. DA101L130249-1 ("Maximum Mortgage Agreement #2"), both dated May 2, 2013, between Hubei Minkang PRC and Bank of Communications.  Under the Maximum Mortgage Agreement #1, the Loan Contract is collateralized by certain of Hubei Minkang PRC's land use rights.  Under the Maximum Mortgage Agreement #2, the Loan Contract is collateralized by certain of Hubei Minkang PRC's buildings.

The foregoing descriptions of Maximum Mortgage Agreement #1 and Maximum Mortgage Agreement #2 do not purport to be complete and are qualified in their entirety by reference to the Maximum Mortgage Agreement #1, which is filed as Exhibit 10.2 hereto and the Maximum Mortgage Agreement #2, which is filed as Exhibit 10.3 hereto, both of which are incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is responsive to this item and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro Forma Financial Information.

Not applicable.

(c)     Shell Company Transactions.

Not applicable.

 (d)     Exhibits.

Exhibit No.     Description of Exhibit

10.1     Liquid Capital Loan Contract, dated May 2, 2013, among Hubei Minkang Pharmaceutical Co., Ltd. and Bank of Communications Co., Ltd., Yichang Branch, for RMB 10,000,000.

10.2     Maximum Mortgage Agreement No. A101430249, dated May 2, 2013, among Hubei Minkang Pharmaceutical Co., Ltd. and Bank of Communications Co., Ltd., Yichang Branch

10.3     Maximum Mortgage Agreement No. DA101L130249-1, dated May 2, 2013, among Hubei Minkang Pharmaceutical Co., Ltd. and Bank of Communications Co., Ltd., Yichang Branch

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2013

Hubei Minkang Pharmaceutical Ltd.

By:

/s/ Grace Ang

Name:

Grace Ang

Title:

Secretary, Treasurer and Director